UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 10, 2007

TERADATA CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 10, 2007, the Registrant began making presentations to the equity investment community in connection with its upcoming spin-off from NCR Corporation. A copy of the presentation is included as Exhibit 99.1 hereto.

On September 10, 2006, the Registrant issued a press release relating to such meetings and included a financial outlook as a standalone company. The press release is included as Exhibit 99.2 hereto.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

The following exhibit is attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Presentation of the Registrant dated September 10, 2007

99.2	Press release dated September 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: September 10, 2007	By:	/s/ Stephen Scheppmann
Stephen Scheppmann
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Presentation of the Registrant dated September 10, 2007

99.2	Press release dated September 10, 2007